Exhibit 10.12

GENPACT GLOBAL HOLDINGS 2007 STOCK OPTION PLAN

(Effective as of March 16, 2007, as amended as of April 20, 2007)

1.                                      Purpose

The purpose of the Plan is to provide a means through which Genpact Global Holdings SICAR s.a.r.l.(the “Company”) and/or its Affiliates may attract able persons to enter and remain in the employ of the Company and/or its Affiliates and to provide a means whereby employees, managers, directors and consultants of the Company and its Affiliates can acquire and maintain Stock ownership, thereby strengthening their commitment to the welfare of the Company and Affiliates, promoting an identity of interest between stockholders and these employees, managers, directors and consultants and incentivizing these employees, managers, directors and consultants to contribute to the Company’s future success.

2.                                      Definitions

The following definitions shall be applicable throughout the Plan.

(a)           “Affiliate” means (i) any entity that directly or indirectly is controlled by, or is under common control with the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Board. As used in 2(c) below, “affiliate” means, with respect to any specified entity, any other entity that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such specified entity.

(b)           “Board” means the Board of Managers of the Company.

(c)           “Change in Control” shall, unless in the case of a particular Option the applicable Stock Option Agreement states otherwise or contains a different definition of “Change in Control,” mean the occurrence of any one of the following events: (i) the acquisition by any person or entity (other than General Atlantic Partners (Bermuda) L.P., Oak Hill Capital Partners (Bermuda), L.P. or GE Capital International (Mauritius) or any of their respective affiliates (each, individually an “Investor” and collectively, the “Investors”)), directly or indirectly, of more than 50% of the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the Company, including, without limitation, as a result, in whole or part, by reason of a sale or other disposition by General Atlantic Partners (Bermuda) L.P.,  Oak Hill Capital Partners (Bermuda) L.P. or any of their respective Affiliates of their direct or indirect interest in Genpact Investment Co. (Lux) and/or Genpact Global (Lux)) or any successor entities; or (ii) any merger, consolidation, reorganization, recapitalization, tender or exchange offer or any other transaction with or affecting the Company, Genpact Investment Co. (Lux) and/or Genpact Global (Lux) as a result of which a person or entity other than an Investor owns after such transaction, directly or indirectly, more than 50% of the combined voting power of the then outstanding securities entitled to vote generally in the election of the directors of the Company, or (iii) the sale, lease, exchange, transfer or other disposition to any person or entity, other than an Investor, of all or substantially all, of the assets of the Company and its consolidated subsidiaries.

(d)           “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(e)           “Committee” means the compensation committee of the Board, or if no such committee has yet been established, the Board; provided that on and after the time that the Company becomes subject to the Exchange Act, the composition of the Committee shall satisfy the provisions of Rule16b-3 under the Exchange Act.

(f)            “Company” means Genpact Global Holdings SICAR s.a.r.l., a Societé à Responsabilité Limitée organized as a Societé d’Investissement en Capital à Risque under the laws of the Grand Duchy of Luxembourg.

(g)           “Date of Grant” means the date on which the granting of an Option is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Stock Option Agreement.

(h)           “Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(i)            “Effective Date” means March 16, 2007.

(j)            “Eligible Person” means any (i) individual regularly employed by the Company or an Affiliate; (ii) non-employee manager or director of the Company or an Affiliate, or (iii) consultant or advisor to the Company or an Affiliate.

(k)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)            “Fair Market Value” on a given date means (i) if the Stock is listed on a national securities exchange, the average of the highest and lowest sale prices of a share of Stock reported as having occurred on the primary exchange with which the Stock is listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the Nasdaq National Market (the “Nasdaq”) on a last sale basis, the average between the high bid price and low ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the Nasdaq on a last sale basis, the amount determined by the Board and/or the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately.

(m)          “Incentive Stock Option” means an Option granted by the Board to a Participant under the Plan which is designated by the Board to be an incentive stock option as described in Section 422 of the Code.

(n)           “Nonqualified Stock Option” means an Option granted by the Board to a Participant under the Plan which is not designated by the Board as an Incentive Stock Option.

(o)           “Option” means, individually or collectively, an Incentive Stock Option or Nonqualified Stock Option granted under Section 7.

(p)           “Option Period” means the period described in Section 7(c).

(q)           “Option Price” means the exercise price for an Option as described in Section 7(a).

(r)            “Participant” means an Eligible Person who has been selected by the Committee pursuant to Section 6.

(s)           “Plan” means this Genpact Global Holdings 2007 Stock Option Plan.

(t)            “Securities Act” means the Securities Act of 1933, as amended

(u)           “Shareholders Agreement” means the Shareholders Agreement dated as of December 30, 2004 by and among the Company, Genpact Global (Lux), certain of the Investors and the other parties thereto, as the same may be amended from time to time.

(v)           “Stock” means the common stock of the Company or such other authorized shares of stock of the Company as the Board may from time to time authorize for use under the Plan.

(w)          “Stock Option Agreement” means the agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties as required in Section 7(d).

3.                                      Effective Date, Duration and Shareholder Approval

(a)           The Plan is effective as of the Effective Date. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(i) of the Code; provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.

(b)           The expiration date of the Plan, on and after which no Options may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that each Option outstanding upon such expiration date shall continue in full force and effect in accordance with the provisions of the Stock Option Agreement evidencing such Option and the administration of the Plan shall continue in effect until all matters relating to all such outstanding Options have been settled.

4.                                      Administration

(a)           The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

(b)           Subject to the provisions of the Plan and applicable law, the Committee shall have the power, in addition to other express powers and authorizations conferred on the Committee by the Plan, to:  (i) designate Participants; (ii) determine the type or types of Options to be granted to a Participant; (iii) determine the number of shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with Options; (iv) determine the terms and conditions of any Options; (v) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, common stock, other securities, other Options, or other property, or canceled (including canceled and regranted), forfeited, or suspended and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (vi) interpret, administer, reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to or Option granted under the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)           Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Option or any documents evidencing any and all Options shall be within the sole discretion of the Committee, may be made at any time pursuant to the Plan and shall be final, conclusive, and binding upon all parties, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Option, and any shareholder.

(d)           No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option hereunder.

5.                                      Grant of Options; Shares Subject to the Plan

The Committee may, from time to time, grant Options to one or more Eligible Persons; provided, however, that:

(a)           Subject to Section 9, the aggregate number of shares of Stock in respect of which Options may be granted under the Plan is 92,500;

(b)           In the event any Option granted under the Plan shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new grants under the Plan;

(c)           Stock delivered by the Company in settlement of Options granted under the Plan may be Stock newly issued by the Company or purchased by private purchase; and

(d)           Subject to Section 9, no person may be granted Options under the Plan during any calendar year with respect to more than 20,000 shares of Stock.

6.                                      Eligibility

Participation in the Plan shall be limited to Eligible Persons who have been selected by the Committee to receive an Option under the Plan.

7.                                      Terms of Options

The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; provided, however, that no Incentive Stock Options shall be granted to any Eligible Person who is not an employee of the Company or a “parent” or “subsidiary” of the Company, as such terms are used in Section 422(a)(2) of the Code. Each Option so granted shall be subject to the following conditions, or to such other conditions as may be reflected in the applicable Stock Option Agreement. In all events, the provisions in the applicable Stock Option Agreement shall control the terms of the Option issued pursuant thereto. If there shall be a conflict between the provisions of the Plan and such Stock Option Agreement, the provisions of such Stock Option Agreement shall control.

(a)           Option Price. The Option Price per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Stock at the Date of Grant (subject to Section 7(e) in the case of an Incentive Stock Option).

(b)           Manner of Exercise and Form of Payment. No shares of Stock shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable in cash (by check) or, in the discretion of the Committee and if allowed by applicable law, either (i) by delivery of shares of Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company); provided, however, that such shares are not subject to any pledge or other security interest and have or meet such other requirements, if any, as the Committee may determine necessary in order to avoid an accounting earnings charge in respect of the Option, (ii) in other property having a fair market value on the date of exercise equal to the Option Price, (iii) if there shall be a public market for the Stock, by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company the proceeds of the sale of the Stock subject to the Option, sufficient to pay the Option Price or (iv) by such other method as the Committee may allow.

(c)           Vesting, Option Period and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years (subject to Section 7(e)), as may be determined by the Committee (the “Option Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may in its sole discretion accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the

Option expires. Any Option outstanding at the time of the Participant’s termination of employment or service for any reason prior to the expiration of the Option Period shall remain exercisable for such period of time thereafter as shall be determined by the Committee and set forth in the Stock Option Agreement evidencing the Option.

(d)           Stock Option Agreement - Other Terms and Conditions. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Stock Option Agreement, which shall be subject to the following terms and conditions:

(i)            Each Option or portion thereof that is exercisable shall be exercisable for the full amount of shares of Stock or for any portion of whole shares of Stock thereof.

(ii)           Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Participant purchases the share or when the Option expires.

(iii)          Subject to Sections 8(h) and 13, Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by him.

(iv)          Each Option shall vest and become exercisable by the Participant in accordance with the vesting schedule established by the Board and set forth in the Stock Option Agreement evidencing such Option.

(v)           Each Stock Option Agreement may contain a provision that, upon demand by the Committee for such a representation, the Participant shall deliver to the Committee at the time of any exercise of an Option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof, and any other representations deemed necessary by the Committee to ensure compliance with all applicable corporate or securities laws. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable corporate and securities laws.

(vi)          Each Stock Option Agreement representing an Incentive Stock Option shall contain a provision requiring the Participant to notify the Company in writing immediately after the Participant makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option or (b) one year after the date the Participant acquired the Stock by exercising the Incentive Stock Option.

(e)           Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

(f)            U.S. $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds U.S. $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

8.                                      General

(a)           Additional Provisions of an Option. Options granted to a Participant under the Plan also may be subject to such other provisions (whether or not applicable to Options granted to any other Participant) as the Committee determines appropriate. Any such provisions shall be reflected in the applicable Stock Option Agreement.

(b)           Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of or on behalf of shares of Stock which are subject to Options hereunder until such shares have been issued to or, subject to Section 15, on behalf of, that person.

(c)           Government and Other Regulations. The obligation of the Company to deliver Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Option to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Option unless (A) such shares have been properly registered for sale pursuant to the Securities Act with the U.S. Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with; and (B) such sale or offer to sell is in compliance with all applicable laws, including the laws of the Grand Duchy of Luxembourg applicable to any entity that is a “SICAR” and/or a “SARL” (as such terms are defined in Section 17 hereof). The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(d)           Withholding.

(i)            A Participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under any Option or from any compensation or other amounts owing to a Participant the amount (in cash, Stock or other property) of any income tax, employment tax, social insurance, payroll tax, contributions, payment on account obligations or other payments required to be withheld in respect of an Option and its exercise under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all such withholding obligations for the payment of such taxes.

(ii)           Without limiting the generality of clause (i) above, if so provided in a Stock Option Agreement, a Participant may satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by delivery of shares of Stock owned by the Participant with a Fair Market Value equal to such withholding liability (provided that such shares are not subject to any pledge or other security interest and meet such other requirements, if any, as the Board may determine necessary in order to avoid an accounting earnings charge), or by having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise of the Option a number of shares with a Fair Market Value equal to such withholding liability.

(iii)          Without limiting the generality of clauses (i) and (ii), in the event that any taxes imposed by the Government of India (including any fringe benefits tax) are required to be paid by the Company or any of its subsidiaries as a result of or with respect to the grant, issuance or exercise of any Option under the Plan to any Participant, the Company or such subsidiary shall be entitled, in its discretion, to withhold the amount of such taxes, in cash or stock, from the amounts otherwise payable to such Participant with respect to the exercise by such Participant of such Option or otherwise to recover the amount of such taxes from the Participant as a condition to the effectiveness of such Option exercise. In the event the Company or its subsidiary, as the case may be, shall be unable to recover, by withholding or reimbursement, as provided for herein, the amount of such taxes from the Participant, for any reason(s) whatsoever, the Company or the subsidiary may (i) withhold appropriate amounts from any payment (including salary) made by the Company or the subsidiary to the Participant or (ii) cancel the existing Options granted (irrespective of whether they have vested) or any future grant of Options or issuance of shares of Stock to the Participant, without any obligations or liabilities on the Company and the subsidiary, including any combination of the foregoing.

(e)           Claim to Options and Employment Rights. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Option under the Plan or, having been selected for the grant of an Option, to be selected for a grant of any other Option. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate.

(f)            No Liability of Committee or Board Members. No member of the Committee or the Board shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee or the Board nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and the Board and each other employee, officer or manager of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless; provided, however, that any loss incurred by a member of the Committee or the Board may only be indemnified once.

(g)           Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of New York; provided, that, the Plan shall be subject to the mandatory laws of the Grand Duchy of Luxembourg.

(h)           Nontransferability.

(i)            Subject to Section 13, each Option shall be exercisable only by the Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)           Notwithstanding the foregoing, the Committee may in a Stock Option Agreement or at any time after the Date of Grant in an amendment to a Stock Option Agreement provide that Options which are not intended to qualify as Incentive Stock Options may be transferred by a Participant without consideration, subject to such rules as the Committee may adopt consistent with any applicable Stock Option Agreement to preserve the purposes of the Plan, to:

(A)                              any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 (collectively, the “Immediate Family Members”);

(B)                                a trust solely for the benefit of the Participant and his or her Immediate Family Members;

(C)                                a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or

(D)                               any other transferee as may be approved either (a) by the Committee in its sole discretion, or (b) as provided in the applicable Stock Option Agreement;

(each transferee described in clauses (A), (B), (C)  and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan and any applicable Stock Option Agreement.

(iii)          The terms of any Option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in a Stock Option Agreement to a Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any Options, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise any transferred Options unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Stock Option Agreement, that such a registration statement is necessary or appropriate, (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and (d) the consequences of termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Stock Option Agreement shall continue to be applied with respect to the Participant, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Stock Option Agreement.

(i)            Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

(j)            Relationship to Other Benefits. No award or payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, severance, termination, indemnification, resignation, redundancy, bonus, long term incentive or other benefit plan of the Company or any Affiliate except as otherwise specifically provided in such other plan.

(k)           Expenses. The expenses of administering the Plan shall be borne by the Company and Affiliates.

(l)            Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

(m)          Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(n)           Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with an Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company or an Affiliate.

(o)           Severability. If any provision of the Plan or any Stock Option Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

9.                                      Changes in Capital Structure

Options granted under the Plan and any Stock Option Agreements evidencing such Options and the maximum number of shares of Stock subject to all Options stated in Section 5(a) shall be subject to adjustment or substitution, in such manner as determined by the Board in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Options or as otherwise determined by the Board to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, separations, combinations, exchanges, or other relevant corporate transactions or changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustment in Incentive Stock Options under this Section 9 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 9 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. In making any adjustment pursuant to this Section 9, the Board shall take into consideration any tax and/or accounting consequences of an adjustment that results in any Participant receiving an additional benefit under any outstanding Award.

10.                               Effect of Change in Control

(a)           Except to the extent provided in a particular Stock Option Agreement, in the event of a Change in Control, notwithstanding any provision of the Plan or any applicable Stock Option Agreement to the contrary, the Board may in its discretion provide that all Options shall become immediately exercisable with respect to 100 percent of the shares subject to such Option. Such acceleration of exercisability shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transaction with respect to the Stock subject to their Options.

(b)           In addition, in the event of a Change in Control, the Board may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Stock received or to be received by other stockholders of the Company in the event.

(c)           The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets (including, where it is intended that Options survive the consummation of the Change in Control, by requiring that outstanding Options be assumed or that substantially equivalent stock options be substituted for such outstanding Options).

11.                               Options Subject to the Shareholders Agreement

Options granted under the Plan shall be subject to the Shareholders Agreement. The terms and provisions of the Shareholders’ Agreement are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and any term or provision of the Shareholders Agreement, the applicable terms and provisions of the  Shareholders Agreement will govern and prevail.

12.                               Successors

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

13.                               Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14.                               Amendments and Termination

(a)           Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan; and provided further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant (or any holder or beneficiary) with respect to any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary unless such amendment, alteration, suspension, discontinuance or termination is required by the Commission de Surveillance du Secteur Financier of the Grand Duchy of Luxembourg or other applicable law.

(b)           Amendment of Stock Option Agreements. Unless the applicable Stock Option Agreement provides otherwise, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Option theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant in respect of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant unless such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination is required by the Commission de Surveillance du Secteur Financier of the Grand Duchy of Luxembourg or other applicable law.

15.                               Fiduciary

(a)           The Company may establish a fiduciary arrangement (the “Fiduciary Arrangement”) for the exercise of Options granted under the Plan in order to comply with the rules pertaining to a Societé à Responsabilité Limitée organized under the laws of the Grand Duchy of Luxembourg (a “SARL”), and, if applicable, the rules  pertaining to a Societé d’Investissement en Capital à Risque organized under the laws of the Grand Duchy of Luxembourg (a “SICAR”). If and to the extent the Company determines to use a Fiduciary Arrangement, any Option to be granted to a Participant shall, at the Company’s sole option, either (i) be issued to the fiduciary of such Fiduciary Arrangement (the “Fiduciary”) for the Participant’s benefit or (ii) issued to the Participant with a requirement that the Option be transferred to the Fiduciary immediately prior to exercise (any such Option, a “Fiduciary Option”). All shares of Stock acquired upon the exercise of Fiduciary Options shall be held by the Fiduciary for the period during which the Company remains a SARL or a SICAR, as applicable, in accordance with the terms of the fiduciary agreement between the Company, the Fiduciary and the applicable Participants governing the Fiduciary Arrangement (the “Fiduciary Agreement”).

(b)           In connection with the grant of an Option, each Participant shall be obligated to enter into a Fiduciary Agreement at such times and subject to such terms and conditions as the Company may require.

(c)           The Fiduciary’s ability to exercise a Fiduciary Option on behalf of Participant shall be limited to the terms of the Participant’s Stock Option Agreement and otherwise as directed by the Participant. The Fiduciary shall not be obligated to exercise a Fiduciary Option unless and until the Participant has paid the Option Price and has otherwise complied with any other applicable requirements as set forth in the Plan and the Participant’s Stock Option Agreement. Without limiting the generality of the foregoing, the Fiduciary Agreement shall provide that the Fiduciary shall hold Fiduciary Options, if applicable, and shares of Stock acquired on the exercise of Fiduciary Options for the exclusive benefit of Participants and shall discharge its duties with respect to the Fiduciary Arrangement solely in the interest of Participants.

16.                               Sub Plans

This Plan document is an omnibus document which may include, in addition to the Plan, separate sub-plans (“Sub Plans”) that permit offerings of grants to employees of certain Designated Foreign Subsidiaries. Offerings under the Sub Plans may be made in particular locations outside the United States of America and shall comply with local laws applicable to offerings in such foreign jurisdictions. As of the Effective Date, the only Sub Plan is the Genpact Global Holdings 2007 India Employee Stock Option Plan.

*       *       *

As adopted by the Board of Managers of Genpact Global Holdings SICAR s.a.r.l. as of March 13, 2007 and approved by the Shareholders of Genpact Global Holdings SICAR s.a.r.l. as of March 16, 2007

As amended by the Board of Managers of Genpact Global Holdings SICAR s.a.r.l. as of April 11, 2007 and approved by the Shareholders of Genpact Global Holdings SICAR s.a.r.l. as of April 20, 2007.

GENPACT GLOBAL HOLDINGS

2007 INDIA EMPLOYEE STOCK OPTION PLAN

(A Sub Plan of the Genpact Global Holdings 2007 Stock Option Plan)

(Effective as of                   , 2007)

1.             Establishment and Purpose of Sub Plan

(a)           The purpose of this Genpact Global Holdings 2007 India Employee Stock Option Plan (the “Sub Plan”) is to provide a means through which Genpact Global Holdings SICAR s.a.r.l., a Societé à Responsabilité Limitée organized as a Societé d’Investissement en Capital à Risque under the laws of the Grand Duchy of Luxembourg (the “Company”) and its Indian Subsidiaries may attract able persons to enter and remain in the employ of the Company, its Affiliates and the Indian Subsidiaries and, subject to the terms of the Plan (as defined below) and this Sub Plan, to provide a means whereby employees and directors of the Company, its Affiliates and the Indian Subsidiaries can acquire and maintain Stock ownership, thereby strengthening their commitment to the welfare of the Company and the Indian Subsidiaries and promoting an identity of interest between stockholders and these employees and directors.

(b)           This Sub Plan is established as a sub plan of the Genpact Global Holdings 2007 Stock Option Plan (the “Plan”), as of the Effective Date, subject to the shareholder and Indian Subsidiary approval requirements set forth in Section 7. This Sub Plan is established and shall be maintained in accordance with all terms and conditions of the Plan, except to the extent specifically provided otherwise herein. Capitalized terms used in the Sub Plan and not otherwise defined shall have the same meanings as such terms are given in the Plan.

2.             Definitions

(a)           “Act” means the Indian Income Tax Act, 1961 as amended, and any applicable regulations or notifications promulgated thereunder.

(b)           “Effective Date” means            , 2007.

(c)           “FEMA” means the Indian Foreign Exchange Management Act, 1999 as amended, and the rules and regulations promulgated thereunder.

(d)           “Indian Subsidiary” means, each Subsidiary that is either (i) headquartered in the Republic of India or (ii) employs or retains a person who is “resident” in India, in accordance with the Guidelines, all such Subsidiaries are collectively referred to as the “Indian Subsidiaries”.

(e)           “Sub Plan Eligible Person” means any employee or director of the Company, its Affiliates or an Indian Subsidiary, in India.

(f)            “Sub Plan Participant” means a Sub Plan Eligible Person who has been selected by the Committee pursuant to subsection 3(b) of the Sub Plan.

(g)           “Subsidiary” means, at the time of reference, a “subsidiary” of the Company as that term is then defined under the Indian Companies Act, 1956.

3.             Option Grants to Sub Plan Participants

(a)           The Committee may, from time to time grant Options to one or more Sub Plan Eligible Persons, subject to the provisos of Section 5 of the Plan.

(b)           Participation in the Sub Plan shall be limited to Sub Plan Eligible Persons who have been selected by the Committee to receive an Option under the Sub Plan.

(c)           The Committee is authorized to grant one or more Options to any Sub Plan Eligible Person. The Committee shall, based on the performance, potential for future contribution to Company and the Indian Subsidiaries, integrity, number of employment years and any other factor(s) as deemed fit by it, form the basis for determining the quantum of Options to be granted under the Sub Plan. Each Option so granted shall be subject to the terms and conditions set forth in the Plan, the additional conditions set forth in this Sub Plan, and to any other conditions as may be reflected in the applicable Stock Option Agreement. The minimum number of shares of Stock which may be subject to an Option granted to a Sub Plan Eligible Person is one and the maximum number of shares of Stock which may be subject to such an Option is 20,000.

(d)           If there shall be a conflict between the provisions of the Plan and the Sub Plan, the provisions of the Sub Plan shall control. In all events, however, the provisions in the applicable Stock Option Agreement shall control the terms of the Option issued pursuant thereto. If there shall be a conflict between the provisions of the Plan or the Sub Plan and such Stock Option Agreement, the provisions of such Stock Option Agreement shall control.

(e)           In the event the Stock is not listed on a national securities exchange or quoted in NASDAQ on a last sale basis, the Fair Market Value shall, in addition to a good faith determination by the Board and/or the Committee, be based on the Basis of Valuation as attached hereto, which shall take into reference the Company’s accounts for the last three financial years.

4.             Nontransferability

Options granted to Sub Plan Participants shall be subject to the transfer restrictions set forth in Section 8(h) of the Plan, provided, however, that any rules that the Committee may adopt permitting Options to be transferred by a Sub Plan Participant without consideration shall be consistent with applicable FEMA regulations. Except as otherwise expressly provided in the Plan, in any agreement with the Sub Plan Participant holding such Option, including in connection with an initial public offering of Stock as required by the underwriters to such initial public offering, or in any shareholders agreement among the holders of outstanding Stock, there shall be no restriction on transfer, sale or other disposition of a share of Stock issued pursuant to the exercise of an Option.

5.             Taxes

In the event that any taxes (including fringe benefits tax imposed by the Government of India) are required to be paid by the Company or any Subsidiary as a result of or with respect to the grant, issuance or exercise of any Option under the Plan and this Sub Plan to or by a Sub Plan Participant, the Company or such Subsidiary shall be entitled, in its discretion, to withhold the amount of such taxes, in cash or stock, from the amounts otherwise payable to such Sub Plan Participant with respect to the exercise by such Participant of such Option or otherwise to recover the amount of such taxes from the Sub Plan Participant as a condition to the effectiveness of such Option exercise. In the event the Company or Subsidiary, as the case may be, shall be unable to recover, by withholding or reimbursement, as provided for herein,  the amount of such taxes from the Sub Plan Participant, for any reason(s) whatsoever, the Company or the Subsidiary may (i) withhold appropriate amounts from any payment (including salary) made by the Company or the Subsidiary to the Sub Plan Participant or (ii) cancel the existing Options granted (irrespective of whether they have vested) or any future grant of Options or issuance of shares of Stock to the Sub Plan Participant, without any obligations or liabilities on the Company and the Subsidiary, including any combination of the foregoing.

6.             Applicable Law; Severability

(a)           This Sub Plan shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of New York. If any provision of this Sub Plan is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Sub Plan will continue to be fully effective.

(b)           The Board shall exercise the powers granted to it under Section 14(a) of the Plan with respect to this Sub Plan only to the extent that such exercise would not be prohibited by Section 2 of the Guidelines.

7.             Adoption by Shareholders, Indian Subsidiary

(a)           No Option granted under the Sub Plan will be exercisable until (i) a majority of the shareholders of the Company approve the Plan in a general meeting or in any other manner, as permissible under law, within 12 months from the effective date and (ii) the Board of Directors of each Indian Subsidiary accepts and adopts the Plan and the Sub Plan, whereupon all grants made under the Sub Plan shall be deemed to have been made at the behest and on behalf of such Indian Subsidiary and such Indian Subsidiary, in so far as the terms and conditions of the Plan apply to it, shall be bound by the terms and conditions thereof.

(b)           The Sub Plan and any Options granted under it will terminate, if the approvals described in the foregoing subparagraph (a) are not received for the Plan and the Sub Plan within twelve months following the Effective Date.

*              *              *

Attachment:

Basis of Valuation

As adopted by the Board of Directors of GE Capital International Services (India) as of                     , 2007